SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  October 28, 1997


                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



       Delaware                      0-24848                   75-2559089
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 (State or other             (Commission File No.)        (IRS Employer
 jurisdiction of                                          Identification Number)
 incorporation



1200 South Beckham Avenue, Tyler, Texas                            75701-3319
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On October 28, 1997, the Registrant issued for publication the press release attached as Exhibit "99" announcing the declaration of a quarterly cash dividend for the quarter ended September 30, 1997.

      Exhibit
      Number                                     Description
      ------                                     -----------



        99                       Press release, published on October 28, 1997.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EAST TEXAS FINANCIAL SERVICES, INC.



Date:  October 28, 1997                       By: /s/ GERALD W. FREE
                                                  ------------------
                                                  Gerald W. Free
                                                  Vice Chairman, President
                                                  and Chief Executive Officer

                                  EXHIBIT "99"